COMMITMENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
9.	Commitments
   The office lease commitment expires in June 2017 with rental payments of approximately $4,500 per month.

10.	COMMITMENTS

Lease. Beginning in June 2014 we consolidated our office space and amended our lease agreement for the reduced space. The lease commitment is for 36 months and our rental payments for this period are approximately $4,500 per month until May 2017.

Employment Continuity Agreements. We have entered into employment contracts with our executive officers which provide for severance if the executive is dismissed without cause or under certain circumstances after a change of control in our ownership. At December 31, 2015 these obligations, if triggered, could amount to a maximum of approximately $112,500 for termination without cause or $225,000 with a change of control in the aggregate.